SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549
                          ----------------------------




                                    FORM 8-K
                                 CURRENT REPORT



                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                         DATE OF REPORT: JANUARY 8, 1997
                         -------------------------------
                         (Date of Earliest Event Report)



                      VININGS INVESTMENT PROPERTIES TRUST
                      -----------------------------------
               (Exact name of registrant as specified in charter)



    Massachusetts                       0-13693                  13-6850434
    -------------                       -------                  ----------
(State or other jurisdiction     (Commission file number)     (IRS employer
of incorporation)                                            identification no.)






              3111 Paces Mill Road, Suite A-200,  Atlanta,  GA 30339
              ----------------------------------  --------  --------
              (Address of principal executive offices)     (Zip code)



       Registrant's telephone number, including area code: (770) 984-9500

Item 4.  Changes in Registrant's Certifying Accountant
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         On  January  8,  1997,   Vinings   Investment   Properties  Trust  (the
"Registrant") dismissed Ernst & Young LLP as independent public accountants for the Registrant. For the fiscal year ended December 31, 1994 ("Fiscal 1994"), Kenneth Leventhal & Company (succeeded by merger with Ernst & Young LLP) had examined and reported upon the Registrant's financial statements and had served as the Registrant's independent public accountants. For the fiscal year ended December 31, 1995 ("Fiscal 1995"), Ernst & Young LLP had examined and reported upon the Registrant's financial statements and had served as the Registrant's independent public accountants. For the fiscal year ended December 31, 1996 ("Fiscal 1996") and through the dismissal of Ernst & Young LLP on January 7,
1997,  Ernst  &  Young  LLP  served  as  the  Registrant's   independent  public
accountants but did not examine and/or report upon the Registrant's financial statements.

         On January 9, 1997, the Registrant engaged Arthur Andersen LLP as the independent public accountants to examine and report upon the Registrant's financial statements for Fiscal 1996. The change in independent public accountants followed a decision by management and approval by the Audit Committee and the Board of Trustees, that it was in the best interest of the Registrant to review the relationship between the Registrant and its independent public accounting firm with respect to services provided and fees charged. The Audit Committee solicited and received proposals from, and interviewed Ernst & Young LLP, Deloitte & Touche LLP and Arthur Andersen LLP concerning audit and certain tax services to be provided for Fiscal 1996 prior to making the decision to dismiss Ernst & Young LLP and to engage Arthur Andersen LLP. During the Registrant's two most recent fiscal years and any subsequent interim period prior to engaging Arthur Andersen LLP, neither the Registrant nor anyone on its behalf consulted Arthur Andersen LLP regarding any matter described in Item 304(a)(2)(i) or (ii) of Regulation S-K.

         In connection with the audits of Fiscal 1994 and Fiscal 1995 and through the dismissal of Ernst & Young LLP on January 7, 1997, there were no disagreements with Ernst & Young LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to their satisfaction would have caused them to make reference to the subject matter of the disagreement in connection with their report. During the Registrant's two most recent fiscal years and through the dismissal of Ernst & Young LLP on January 7, 1997, none of the kind of events listed in paragraphs (A) through (D) of Item 304(a)(1)(v) of Regulation S-K occurred.

         Neither the audit reports of Kenneth Leventhal & Company on the consolidated financial statements of the Registrant for Fiscal 1994 nor the audit reports of Ernst & Young LLP on the consolidated financial statements of the Registrant for Fiscal 1995 contained any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles.

         The Registrant has provided Ernst & Young LLP with a copy of the disclosures it is making in this Current Report on Form 8-K prior to the filing of this report with the Securities and Exchange Commission. The Registrant has requested and received a letter from Ernst & Young LLP addressed to the Securities and Exchange Commission stating that it agrees with the statements made by the Registrant herein in response to Item 304(a) of Regulation S-K and such letter is included in this filing as an exhibit.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits
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         Exhibit No.                           Description
         16.1                                  Letter from Ernst & Young LLP

                                   SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                             VININGS INVESTMENT PROPERTIES TRUST


Date:  January 14, 1997                      By:    /s/ Stephanie A. Reed
                                                    ---------------------
                                             Name:   Stephanie A. Reed
                                             Title:  Vice President